EXHIBIT 99.1


                       NORTHWINGS ACCESSORIES CORPORATION

                              FINANCIAL STATEMENTS

                                  JUNE 30, 1997


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                                    I N D E X

                                                             PAGE
                                                             ----

Accountant's Report ..............................             1

Balance Sheet ....................................            2-3

Statement of Income and Retained Earnings ........             4

Statement of Cash Flows ..........................             5

Notes to Financial Statements ....................            6-8

Schedule of Cost of Sales ........................             9

Schedule of Operating Expenses ...................            10


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To the Board of Directors
NORTHWINGS ACCESSORIES CORPORATION
6990 N.W. 35th Avenue
Miami, FL  33147

We have examined the accompanying balance sheet of NORTHWINGS ACCESSORIES CORPORATION, as of June 30, 1997 and the related statements of income and retained earnings, cash flows and schedule of operating expenses for the six months then ended. Our examination was made in accordance with generally accepted auditing standards and, accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the aforementioned financial statements present fairly the financial position of NORTHWINGS ACCESSORIES CORPORATION at June 30, 1997, the results of its operations and the changes in its financial position for the six months then ended, in conformity with generally accepted accounting principles applied on a consistent basis.

/S/ DE LA OSA & ASSOCIATES
----------------------------
DE LA OSA & ASSOCIATES, P.A.
Certified Public Accountants

August 28, 1997

                                        1


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                       NORTHWINGS ACCESSORIES CORPORATION
                                  BALANCE SHEET
                                  JUNE 30, 1997

                                     ASSETS

CURRENT ASSETS
         Cash                                $  598,351
         Accounts Receivable                  1,700,438
         Accounts Receivable-Others               2,025
         Inventory (Note 1b)                    440,466
         Prepaid Expenses                        13,514
                                             ----------

                      Total Current Assets                 $ 2,754,794


PROPERTY AND EQUIPMENT -
  AT COST (Note 1c)                             676,025

         Less Accumulated Depreciation          276,959
                                              ---------
                  Total Property and
                    Equipment                                  399,066

OTHER ASSETS
         Deposits                                                3,000

                                                          ------------

                     TOTAL ASSETS                          $ 3,156,860
                                                           ===========


See accountant's report and notes to financial statements.

                                        2


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                       NORTHWINGS ACCESSORIES CORPORATION
                                  BALANCE SHEET
                                  JUNE 30, 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

         Current Portion of Long-Term
           Debt (Note 4)                         $  54,640
         Accounts Payable - Trade                  168,322
         Taxes Payable (Note 2)                    445,179
         Deferred Taxes Payable (Note 3)            98,174
         Other Current Liabilities                 164,596
                                                 ---------
                  Total Current Liabilities                    $   930,911

LONG-TERM DEBT (Note 4)                                            168,750

STOCKHOLDERS' EQUITY
         Common Stock: 2500 Shares of
           $50.00 par value authorized,
           issued and outstanding                 125,000

         Retained Earnings                      1,932,199
                                                ---------

                  Total Stockholders'
                    Equity                                       2,057,199
                                                               -----------

                                    TOTAL LIABILITIES AND
                                    STOCKHOLDERS' EQUITY       $ 3,156,860
                                                               ===========


See accountant's report and notes to financial statements.


                                        3

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                       NORTHWINGS ACCESSORIES CORPORATION
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997



SALES                                             $4,877,316

COST OF SALES                                      1,580,271
                                                  ----------

GROSS MARGIN                                       3,297,045

OPERATING EXPENSES                                 1,489,661
                                                  ----------

INCOME FROM OPERATIONS                             1,807,384

OTHER INCOME                                          27,776
                                                  ----------

INCOME BEFORE INCOME TAXES                         1,835,160

PROVISION FOR INCOME TAXES                           698,746
                                                  ----------

NET INCOME                                         1,136,414

RETAINED EARNINGS - BEGINNING OF YEAR                795,785
                                                  ----------

RETAINED EARNINGS - END OF YEAR                   $1,932,199
                                                  ==========


See accountant's report and notes to financial statements.


                                        4

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                       NORTHWINGS ACCESSORIES CORPORATION
                             STATEMENT OF CASH FLOWS
                                  JUNE 30, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                                     $ 1,136,414

         Depreciation                           $  36,830
         Increase in Accounts Receivable         (822,323)
         Increase in Inventory                   (200,008)
         Increase in Prepaids and
           Other Receivables                       (2,870)
         Increase in Accounts Payable and
           Other Liabilities                       434,679
                                                 ---------
                                                               $  (553,692)
                                                               -----------
                    Net cash provided by
                      Operating Activities                         582,722

CASH FLOWS FROM INVESTING ACTIVITIES:

         Net Purchase of Equipment               (194,153)
         Decrease in Other Assets                   8,500
                                                ---------
                    Net Cash Used in
                      Investing Activities                        (185,653)

CASH FLOWS FROM FINANCING ACTIVITIES:

         Decrease in Long-Term Debt               (25,500)
                                               ----------
                    Net Cash Used in
                      Financing Activities                         (25,500)
                                                               -----------

NET INCREASE IN CASH                                               371,569

CASH - BEGINNING OF YEAR                                           226,782
                                                               -----------

CASH END OF YEAR                                               $   598,351
                                                               ===========


See accountant's report and notes to financial statements.


                                       5

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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a)  GENERAL

         The Company was incorporated on November 26, 1991 under the laws of the state of Florida for the purpose of repairing aircraft equipment parts. Sales are recognized upon shipment of the merchandise to the customer.

     b)  INVENTORY

         Inventory is valued at average cost and is composed of:

                       RAW MATERIALS           $ 170,972
                       WORK IN PROCESS           269,494
                                               ---------
                       TOTAL                   $ 440,466
                                               =========

     c)   PROPERTY AND ACCUMULATED DEPRECIATION

         Property is valued at cost. The cost and accumulated depreciation, with respect to assets, retired or otherwise disposed of, are eliminated from the asset and related reserve accounts and profits or losses, if any, are reflected in earnings. Depreciation is provided over the estimated useful lives of the assets by use of the straight-line method of depreciation. Expense for the six months ended June 30, 1997 was $ 36,830.


                                        6

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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

NOTE 2 - PROVISIONS FOR INCOME TAXES

         The provision for income taxes for the six months ended June 30, 1997 consists of the following:

                         FEDERAL                   $ 589,753
                         STATE                       100,663
                                                   ---------
                                                     690,416
                         LESS ESTIMATED
                         PAYMENTS                    200,000

                         LESS DEFERRED
                         TAXES PAYABLE                45,237
                                                   ---------

                         TAXES PAYABLE               445,179
                                                   =========


NOTE 3 - DEFERRED TAXES PAYABLE

         Deferred taxes payable relate to timing differences for the recognition of expenses related to work in process inventory, the net deferred taxes of the six months was $45,237.


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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

NOTE 4 - LONG-TERM DEBT

         Long-Term Debt at June 30, 1997 is comprised of the following:

         Note Payable - First Union, interest
         payable at 9.50%, principal payments of
         $ 4,250.  (collateralized by
         equipment)                                           199,750

         Note Payable - First Union, interest
         payable at 9.50% monthly (demand note)                 2,652

         Note Payable - Ramon Portela Sr.,
         interest payable at 12.00% monthly.
         (uncollateralized)                                    20,000

         Note Payable - Elvira Puerta, interest
         payable at 10.00%, principal and interest
         payments of $ 650. (uncollateralized)                  3,640
                                                           ----------

                  Total                                       226,042

                  Less:  Current Portion of
                         Debt                                  57,292
                                                           ----------

                         Long-Term Portion of Debt         $  168,750
                                                           ==========


                                        8

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                       NORTHWINGS ACCESSORIES CORPORATION
                            SCHEDULE OF COST OF SALES
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

COST OF SALES

         Purchases                           $ 1,199,412
         Subcontracts                            143,587
         Commission                              235,441
         Other Costs                               1,831
                                             -----------
                  Total Cost of Sales        $ 1,580,271
                                             ===========


See accountant's report and notes to financial statements.


                                        9

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                       NORTHWINGS ACCESSORIES CORPORATION
                         SCHEDULE OF OPERATING EXPENSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

OPERATING EXPENSES

Advertising                            $    5,039
Alarm Service                               5,535
Auto Lease                                  9,761
Amortization                               10,751
Calibration                                 6,938
Casual Labor                                  248
Closing Costs                               1,350
Computer Service                            4,967
Depreciation                               36,830
Dues and Subscriptions                      1,435
Entertainment                              16,801
Engineering Services                        8,100
Insurance                                  22,145
Interest and Bank Charges                  14,985
Licenses and Permits                        7,195
Machine Shop Expenses                       5,141
Miscellaneous                              16,480
Maintenance                                 1,203
Office Supplies                            14,876
Officers Salaries                         337,973
Payroll                                   666,748
Postage and Courier                        16,397
Professional Fees                          27,597
Rent                                       36,367
Rental Equipment                           23,281
Repairs and Maintenance                    29,287
Supplies                                   41,205
Taxes Payroll                              78,351
Telephone                                  10,686
Travel                                     13,055
Uniforms                                    2,660
Utilities                                  12,297
Waste                                       3,977
                                       ----------
         Total Operating Expenses      $1,489,661
                                       ==========


See accountant's report and notes to financial statements.


                                       10